Filed Pursuant to Rule 497(d)

Morgan Stanley Portfolios, Series 50

Quality Dividend Strategy

Supplement to the Prospectus

As a result of a previously announced spinoff, on July 1, 2021, holders of DTE Energy Co. (“DTE”) shares received one share of DT Midstream, Inc. (“DTM”) common stock for every two shares of DTE common stock held as of the close of business on June 18, 2021. Fractional shares of DTM were not issued in this spinoff, and consequently cash was distributed pro rata for any such fractional amounts.

Notwithstanding anything to the contrary in the Trust’s Prospectus, the Trust now holds, and will continue to purchase, shares of both DTE and DTM.

Supplement Dated: July 1, 2021